February 27, 2025 2024 Q4 & FULL YEAR 2024 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. These statements include, but are not limited to: statements related to the views of the Company and expectations regarding the unsolicited tender offer (the “Offer”) from QXO, Inc. (“QXO”); any statements relating to the plans, strategies and objectives of management or the Company’s board of directors for future operations and activities; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on the Company and its financial performance; and any statements of assumptions underlying any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission. In addition, actual results may differ materially from those indicated in any forward-looking statements as the result of: factors relating to the Offer, including actions taken by QXO in connection with the Offer, actions taken by the Company or its stockholders in respect of the Offer, and the effects of the Offer, or the completion or failure to complete the Offer, on the Company’s businesses, or other developments involving QXO; product shortages; changes in supplier pricing and rebates; inability to identify acquisition targets or close acquisitions; difficulty integrating acquired businesses; inability to identify new markets or successfully open new locations; catastrophic safety incidents; cyclicality, seasonality and weather; IT failures or interruptions, including as a result of cybersecurity incidents; goodwill or intangible asset impairments; disruptions in the capital and credit markets; debt leverage; loss of key talent; labor disputes; and regulatory risks. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties referenced above. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward- looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on February 27, 2025.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Year over year growth percentages adjusted for differences in selling days **Non-GAAP measure; see Appendix for definition and reconciliation Notes: Percentages within the Net Income ($M) and Adjusted EBITDA** ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations 2.5%1.4% 4 8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% 20 26.0 +6.2% 6.1% 6.9% 8.4 12.3 13.0 7.4% 8.3% 13.0% 11.6%13.0% 11.6% +6.9% +28.8% +7.0% +6.9% +28.8% +7.0% +11.3% +14.1 16.8 6.4% 6.2% 7.2 7.0% 9.1% 9.4% 9.1% 9.4% 3.7% 4.1 4.7% 4.8 +28.0 +1.1% +10.4 1.4% 0.3% .5% 1.4% 6.5 5.4%1.6% 10.4% +26.0% +6.2% +6.8% 6.1% 6.9%4.8% 5.5 Record fourth quarter sales • Ambition 2025 initiatives drove growth • Steep seasonal slowdown in back half of the fourth quarter • Repair & reroofing activity remained healthy • Storm related demand in the SE • Positive average selling prices YoY Solid net income, record Adjusted EBITDA** & cash flow • Gross margin at high end of guidance • Prior cost actions contributed to strong productivity improvements • Continued focus on bottom quintile branch initiative Capital allocation balancing growth & returns • Investing in both organic growth and acquisitions • Completed accelerated share repurchase during the quarter • Returned to target leverage range, ample capacity to invest +28.8% +8.7% +5.6% .3 5.2% 7.0% 6.4% $1,755 $1,969 $2,300 $2,404 Q4'21 Q4'22 Q4'23 Q4'24 Net Sales ($M) / YoY (%)* +14.1% +16.8% +2.8% $95 $111 $84 $104 GAAP Adj. NI** Net Income ($M) Q4'23 Q4'24 4.1 3 5 .8 .3 $217 $223 Q4'23 Q4'24 Adjusted EBITDA** ($M) 9.4% 9.3%

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Reduced sprains and strains incurred by first year employees by 60% YoY
- In 2024, achieved lowest ever OSHA total case rate in company history
- Employee pulse survey shows nearly 80% would recommend Beacon as a place to work

DRIVING ABOVE MARKET GROWTH

- Greenfields class of ‘22 contributed ~$22M to the bottom-line in 2024
- Digital sales grew 20% YoY, total adoption of ~16% led by residential customers & value-added integrations
- Record private label sales driven by recent launch of our TRI-BUILT® commercial insulation product

DRIVING OPERATIONAL EXCELLENCE

- Bottom quintile branch initiative contributed more than $7M to bottom-line in Q4 YoY
- Recent cost actions & productivity initiatives led to highest Q4 sales / hour since tracking began
- Acquisitions from the class of ‘22 delivered accretive margins in 2024

CREATING SHAREHOLDER VALUE

- Solid net income and record Q4 net sales and Adjusted EBITDA*
- Completed accelerated share repurchase in the amount of $225M retiring 2.4M shares in 2024
- Reduced “as converted” share count** by more than 23% since launch of Ambition 2025

Delivering the goals of Ambition 2025

*Non-GAAP measure; see Appendix for definition and reconciliation

**Inclusive of preferred stock repurchase and net of equity plan issuances

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BEACON

becn.com6 EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER PRITH GANDHI

Q4 2024 Sales and Mix

Net Sales ($M) / YoY (%)*


$2,300
$2,404
+2.8%
Q4'23
Q4'24

Net Sales Mix


24%
49%
27%
Residential
Non-residential
Complementary

Net Sales by Line of Business ($M)*


$1,163
$1,172
-0.8%
$627
$661
+3.8%
$510
$570
+9.9%
Residential
Non-residential
Complementary
Q4'23
Q4'24

Net sales per day up 2.8%* YoY

- Sharpest seasonal slowdown in several years
- Average selling prices higher LSD% YoY
- Acquisitions added ~5% to the top line

Residential sales per day down 0.8%* YoY

- Prices up LSD% YoY, good execution on August price
- Shingle volumes decreased vs. strong Q4'23 comparable
- Single family new construction demand remains subdued

Non-residential sales per day up 3.8%* YoY

- Acquired branches drove growth
- Price down LSD% YoY
- Executing on above market growth initiatives

Complementary sales per day up 9.9%* YoY

- Acquisitions drove growth vs. strong prior year quarter
- Prices stable YoY

*Percentages adjusted for additional selling day in Q4'24 as compared to Q4'23

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BEACON

Q4 2024 Margin and Expense



Gross Margin
26.3%
26.2%
25.7%
25.7%
Q4'21
Q4'22
Q4'23
Q4'24



Operating Expense ($M)
$429
$460
$409
$434
18.6%
19.1%
17.8%
18.0%
GAAP
Adj. OpEx*
Q4'23
Q4'24

Gross margin in-line with prior year period

- Price cost ~10 bps favorable YoY, better than expected
- Higher digital sales and record private label sales YoY
- Offset by higher non-res sales mix & acquired branches yet to be synergized

Adj. OpEx* increased $25M YoY

- Newly opened and acquired branches added ~$31M, existing branches decreased by ~$6M
- Inflation in warehouse rent also contributed to the increase
- Q3 cost actions showing results

Investments in strategic initiatives continued

- Investing to drive growth & enhance margins
- Sales organization, private label, pricing tools and e-commerce

*Non-GAAP measure; see Appendix for definition and reconciliation

Note: Percentages within the bar charts represent each metric as a % of net sales.

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BEACON

becn.com9 Strong Balance Sheet, Continued Capacity to Invest Record Q4 cash generation • Inventory decreased $87M from Q3’24 level • Optimized seasonal conversion of inventory with product availability in storm hit areas Prudent balance sheet management • Net debt leverage* 2.8x end of Q4 • Liquidity of >$1.1B as of 12/31 Balanced capital allocation remains priority • Invested in organic growth, full year capex of $127M • Settled accelerated share repurchase agreement in Q4 resulting in the retirement of 498k shares • Reduced net shares outstanding to 61.5M as of 12/31 compared to 63.3M at prior year end *Non-GAAP measure; see Appendix for definition and reconciliation; excluding buybacks proforma for cumulative share repurchases 2022 – 2024 **Maturities shown as of Q4’24; excl impact of debt issuance cost amortization & required $12.75M annual paydown of 2028 Term Loan $50 $320 $262 $360 Q4'21 Q4'22 Q4'23 Q4'24 Operating Cash Flow ($M) $1,162 $1,323 $1,228 $1,408 Q4'21 Q4'22 Q4'23 Q4'24 Net Inventory ($M) 2.1 1.6 1.0 1.2 Q4'21 Q4'22 Q4'23 Q4'24 Net Debt Leverage* Ex buybacks Buybacks 2.8 2.4 2.02.1 2025 2026 2027 2028 2029 2030 Debt Maturity ($M)** ABL Term Loan Secured Notes Unsecured Notes $350 $1,262 $0 $300 $223 $450 $441$0 $600 $300

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

Reflections on 2024

✔ **Net sales growth of 7.1% to a record $9.8B**
Achieved growth across all 3 lines of business in a challenging environment

✔ **Strong net income and record Adj. EBITDA***
Net income of $362M
Adj. EBITDA* of $930M

✘ **Operating expense & Adj OpEx % increased YoY**
Cost actions in September recalibrated and resulted in improved operating leverage in the existing business

✔ **Record digital and private label sales**
Achieved highest residential digital adoption though value-added integrations

✔ **Bottom Quintile Branch initiative contributed**
Improved BQB branches added $20M to the bottom-line, total A25 contribution of $78M

✘ **Operating cash flow of nearly $420M**
Lower inventory turnover resulted in lower full year cash flow

✔ **Returned $225 million to shareholders**
Over $1.5 billion in shareholder returns through common and preferred stock redemptions since ‘22

✔ **Accelerated greenfield investment**
Added 19 greenfield locations bringing A25 total to 64 new locations

✔ **Executed on M&A pipeline**
Closed on 12 acquisitions adding 42 branches bringing A25 total to 26 acquisitions adding 85 branches

✔ **Building a Winning Culture**
Invested in sales force leadership & training including launch of Commercial Academy and Roofing Industry Center at Clemson

Ambition 2025 has driven Beacon’s transformation

*Non-GAAP measure; see Appendix for definition and reconciliation

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BEACON

becn.com12 2025 market outlook • Residential shipments to be down YoY on lower storm demand partially offset by higher non-storm R&R • Single-family starts and existing home sales demand expected to remain sluggish • Non-residential repair and reroofing demand expected to improve offsetting soft new construction Q1’25 expectations • Quarter-to-date sales per day down low double-digits% YoY; Q1’25 sales per day expected to be down 3-5%* • Gross margins expected to be in-line with the prior year quarter • Adj. OpEx up YoY due to greenfields & acquired branches yet to be synergized partially offset by lower expenses in our existing business • Focused on controllable areas including customer experience, operational excellence and pricing model roll-out Full Year 2025 indications • Expect net sales growth of MSD% YoY, including LSD% contributions from previously announced acquisitions • Gross margin expected to be in-line with prior year • Adjusted EBITDA** of $950 – $1,030M Focused on accomplishing Ambition 2025 goals • Continued greenfield investment to yield 15 - 20 new locations in 2025 • Expect to execute on “tuck-in” M&A pipeline with disciplined criteria and rigorous integration • Committed to significant returns for our shareholders and prudent balance sheet management Closing Thoughts *Percentages adjusted for one less selling day in Q1‘25 as compared to Q1’24 **Non-GAAP measure; see Appendix for definition and reconciliation Note: 2025 has 1 less selling day as compared to 2024 Ambition 2025 has demonstrated multiple paths to growth and profitability

becn.com14 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock- based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively. For additional information see our latest Form 8-K, filed with the SEC on February 27, 2025.

becn.com15 Reconciliations: Non-GAAP Financial Measures ADJUSTED NET INCOME (LOSS) We define Adjusted Net Income (Loss) as net income (loss) (as reported on a GAAP basis) excluding the impact of acquisition costs and restructuring costs.

becn.com16 NET DEBT LEVERAGE We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. Reconciliations: Non-GAAP Financial Measures

becn.com17 NET DEBT LEVERAGE (CONTINUED) We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. We define Net Debt Leverage excluding share repurchases as gross total debt less cash and less capital deployed for the repurchases of common stock and preferred stock since the beginning of Ambition 2025 or 1/1/2022, divided by Adjusted EBITDA for the trailing four quarters. We define Net Debt Leverage attributable to share repurchases as Net Debt Leverage less Net Debt Leverage excluding share repurchases. Reconciliations: Non-GAAP Financial Measures

becn.com18 *Composed of Acquisition and Restructuring costs 2025 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures